SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2005

                                -----------------

                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           WASHINGTON                    0-25159                 91-2094375
(State or other jurisdiction of  (Commission file number)     (IRS employer
         incorporation)                                   identification number)

      4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                     98116
      (Address of principal executive offices)                  (Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On August 15, 2005, the Board of Directors of LION, Inc. ("LION" or the "Company") adopted a standard indemnification agreement to be entered into between the Company and its directors and officers. This action was based in large part on the Board's determination that it would be in the best interests of LION and its stockholders for LION to contractually obligate itself to indemnify its directors and officers as described below in order to facilitate its ability to retain and attract qualified and experienced individuals to serve as directors and officers. The Board authorized the Company to enter into indemnification agreements with each of its directors and with the following officers: Randall D. Miles, Chairman and Chief Executive Officer of LION, David Stedman, President of LION, Steve Thomson, Treasurer and Chief Financial Officer of LION, Chris Johnson, Controller, and Sern Clementson, President of Tuttle Risk Management Services LLC, LION's capital markets hedge advisory subsidiary. On or about August 22, 2005, LION entered into an indemnification agreement with each of the foregoing persons (each, an "Indemnitee").

          Each indemnification agreement provides that, subject to the limitations described below, LION will indemnify the Indemnitee to the fullest extent permitted under Washington law, as it presently exists or may be amended, for all indemnifiable amounts (including fees, expenses, judgments, fines, interest, penalties, settlements and taxes), arising out of or resulting from any threatened, pending or completed legal action or proceeding relating to the Indemnitee's service as a director, officer, employee or agent of LION or subsidiary of LION. The Company will also advance expenses to the Indemnitee prior to the settlement or final judgment in any such action or proceeding, provided that the Indemnitee agrees to reimburse LION if it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

          In addition, each indemnification agreement provides that LION is not obligated to indemnify the Indemnitee for expenses, liabilities or losses of any type whatsoever (i) on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of LION pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; (ii) on account of the Indemnitee's conduct which is determined to have been intentional misconduct, a knowing violation of law, or a transaction from which the Indemnitee derived benefit in money, property or services to which the Indemnitee is not legally entitled; (iii) with respect to remuneration paid to the Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; (iv) with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the indemnification agreement; (v) with respect to any proceeding instituted by the Indemnitee to enforce or interpret the indemnification agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was not made in good faith or was frivolous; and (vi) for any amounts paid in settlement of any action or claim effected without LION's written consent. In addition, LION is not obligated to make indemnity payments under any of the indemnity agreements if indemnification would not be lawful, or if a payment is actually made to the Indemnitee under a D&O insurance policy.

          The indemnification agreements are not exclusive of any other rights to which the Indemnitee may be entitled under LION's articles of incorporation, bylaws, the Washington Business Corporation Act or otherwise. The obligations of LION set forth in the applicable indemnification agreement will continue as to the Indemnitee for any action taken or not taken while serving in an indemnified capacity even after the Indemnitee ceases to serve in such capacity.


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          The foregoing description of the indemnification agreements does not purport to summarize all of the provisions of the indemnification agreements and is qualified in its entirety by reference to the form of indemnification agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

          On August 11, 2005, we adopted a form of Restricted Stock Agreement which is intended to serve as a standard form agreement for restricted stock grants issued to employees, executive officers and directors under our 2005 Stock Incentive Plan ("2005 Plan"). The 2005 Plan was approved by shareowners at our annual meeting held on June 23, 2005. We may in the future grant equity awards to our employees, executive officers and directors substantially in accordance with the terms of the form of Restricted Stock Agreement. Equity awards under the Restricted Stock Agreement vest in accordance with the following provisions: (i) the participant does not acquire any vested interest in any shares of Restricted Stock during the initial twelve (12) month period measured from the grant date; (ii) upon the expiration of the initial twelve
(12) month period measured from the grant date, the participant acquires a vested interest in that number of shares of Restricted Stock equal to twenty-five percent (25%) of the Restricted Stock; (iii) from and after the expiration of the initial twelve (12) month period measured from the grant date, the participant acquires a vested interest in the remaining shares of Restricted Stock in a series of successive annual installments each equal to twenty-five percent (25%) of the Restricted Stock; (iv) the participant becomes vested in the shares of Restricted Stock as of the participant's date of termination prior to the date the Restricted Stock would otherwise become vested, if the participant's date of termination occurs by reason of the Participant's death or disability; and (v) the participant becomes vested in the shares of Restricted Stock as of the date of a "Change in Control" (as defined in the Restricted Stock Agreement), if the Change in Control occurs prior to the end of the restricted period, and the Participant's date of termination does not occur before the Change in Control date.

          The foregoing description of the Restricted Stock Agreement does not purport to summarize all of its provisions and is qualified in its entirety by reference to the form of Restricted Stock Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (C)  EXHIBITS.


 EXHIBIT NO.    DESCRIPTION
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     10.1         Form of Indemnification Agreement
     10.2 Form of Restricted Stock Agreement, incorporated by reference to Exhibit 4.3 of LION's Registration Statement on Form S-8 filed on August 11, 2005


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                  (Registrant)


DATE: August 25, 2005


                                   By:     /s/ RANDALL D. MILES
                                           --------------------
                                           Randall D. Miles
                                           Chief Executive Officer


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